Third Quarter 2021 Investor Presentation

2 Forward-Looking Statements This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) the continued impact of the COVID-19 pandemic and related governmental response measures on the U.S. economy and the economies of the markets in which we operate; (ii) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (vi) the financial resources of, and products available from, competitors; (vii) changes in laws and regulations as well as changes in accounting standards; (viii) changes in policy by regulatory agencies; (ix) changes in the securities and foreign exchange markets; (x) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xi) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (xii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiii) general economic, market or business conditions, including the impact of inflation; (xiv) changes in demand for loan products and financial services; (xv) concentration of credit exposure; (xvi) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xviii) civil unrest, natural disasters, epidemics and other catastrophic events in the Company’s geographic area; (xix) the impact, extent and timing of technological changes; and (xx) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

3 Business model prioritizing core funding, asset quality and capital strength Operate in attractive, high growth markets throughout the Southeast History of organic growth and opportunistic acquisitions Focused on improving operating leverage Who We Are

Overview Note: Financial data as of September 30, 2021 (1) Total revenue is calculated as net interest income plus noninterest income. Company Snapshot Loans and Deposits by State Assets: $16.2 billion Loans: 10.0 Deposits: 13.3 Equity: 2.2 4 MS 23% AL 22% FL 6% GA 32% TN 17% Loans MS 37% AL 12%FL 3% GA 35% TN 13% Deposits 74% 3% 21% 2% YTD Total Revenue(1) Community Banking Wealth Management Mortgage Insurance

55 20 65 10 65 75 20 95 95 85 77 95 81 7524 40 59 40 FLORIDA Jackson Mobile Knoxville Chattanooga Greensboro Raleigh Columbia Nashville Winston-Salem Montgomery Birmingham Columbus Charlotte Jacksonville Memphis Orlando Huntsville Tallahassee Atlanta Wilmington Charleston Savannah Tupelo Greenville MISSISSIPPI ALABAMA TENNESSEE GEORGIA SOUTH CAROLINA NORTH CAROLINA ARKANSAS LOUISIANA Branch (162) Loan Production Office (7) Mortgage (21) Insurance (8) Financial Services (2) 5 Renasant Footprint

Third Quarter Highlights 6 • Net income of $40.1 million and diluted EPS of $0.71 • Repurchased approximately 612,000 shares of common stock for $21.3 million at a weighted average price of $34.82 • Mortgage production remained strong during the quarter, but with lower gain on sale margins • Allowance for credit losses to total loans, excluding Paycheck Protection Program (“PPP”) loans, decreased to 1.71%(1) • Net charge-offs were $1.1 million, and the ratio of nonperforming loans to total loans (excluding PPP loans) was 0.57%(1) • Loans, excluding PPP loans, grew quarter over quarter at an annualized growth rate of 1.87%(1) • Deposits increased $139 million quarter over quarter, and noninterest-bearing deposits now represent 33.89% of total deposits (1) Allowance to total loans (excluding PPP loans), nonperforming loans to total loans (excluding PPP loans) and total loans excluding PPP loans are non-GAAP financial measures. See slide 44 in the appendix for a reconciliation of these non-GAAP financial measures to GAAP.

Financial Condition

$1,515 $2,044 $2,126 $2,133 $2,204 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 2017 2018 2019 2020 Q3 2021 $7,921 $10,129 $10,213 $12,060 $13,255 $0 $2,000 $4,000 $6,000 $8,000 $10 ,000 $12 ,000 $14 ,000 2017 2018 2019 2020 Q3 2021 $7,620 $9,083 $9,690 $10,933 $10,017 $9,804 $9,950 $1,129 $67 0 200 0 400 0 600 0 800 0 100 00 120 00 $0 $2,000 $4,000 $6,000 $8,000 $10 ,000 $12 ,000 2017 2018 2019 2020 Q3 2021 $9,830 $12,935 $13,401 $14,930 $16,156 $0 $2,000 $4,000 $6,000 $8,000 $10 ,000 $12 ,000 $14 ,000 $16 ,000 $18 ,000 2017 2018 2019 2020 Q3 2021 Balance Sheet Growth 8 Total Assets Total Loans excluding Loans Held for Sale Total Deposits Total Equity (1) Green bar represents PPP loans outstanding as of September 30, 2021 and December 31, 2020, respectively. Note: Dollars in millions PPP (1)

Tangible Book Value Per Share* 9 *Tangible Book Value Per Share is a non-GAAP financial measure. See slide 43 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. $11.51 $13.13 $13.95 $16.65 $17.83 $18.21 $20.20 $20.69 $22.22 2013 2014 2015 2016 2017 2018 2019 2020 Q3 2021

Loans and Yields 10Note: Dollars in millions * Other loans are comprised of installment loans to individuals and lease financing, which both have historically constituted less than 5% of the total loan portfolio. ** Core Loan Yield is a non-GAAP financial measure. See slide 40 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. $11,085 $10,934 $10,688 $10,149 $10,017 4.06% 4.10% 4.24% 4.24% 4.11%4.09% 4.03% 4.01% 3.94% 3.89% 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 1-4 Family Mortgage Commercial Mortgage Construction Other* C&I PPP Loan Yield Core Loan Yield**

Loan Portfolio Composition 1-4 Family 21% HELOC 5% Consumer 1% Construction & Land Dev. 14% NOO CRE 28% OO CRE 16% C&I 13% Other 2% *Chart excludes PPP loans of $67 million At September 30, 2021, loans held for investment totaled $10.0 billion 11 • Legacy of proactive portfolio management and conservative credit underwriting • Granular loan portfolio: o Average loan size is approximately $159,000 o Diversified commercial portfolio o Active Concentration Management Framework • Approximately 95% of loans are in footprint • Rate sensitivity, excluding PPP: • 38% variable rate • 12% adjustable rate • 50% fixed rate Loan Portfolio Highlights as of September 30, 2021

Diversified Loan Portfolio 12Note: Chart excludes PPP loans of $67 million

ADC and CRE Loan Concentration Levels 13 ADC Loans as a Percentage of Bank Risk Based Capital CRE Loans (Const. & Perm) as a Percentage of Bank Risk Based Capital 78% 79% 83% 83% 81% 78% 73% 76% 79% 83% 87% 0% 20% 40% 60% 80% 100% 0% 50% 100% 150% 200% 250% 300%

Deposit Mix and Pricing 14 Note: Dollars in millions $11,934 $12,059 $12,737 $13,115 $13,255 0.40% 0.33% 0.27% 0.24% 0.21% 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Noninterest-bearing Interest-bearing Savings Time Cost of deposits

Core Deposit Funding 34% 47% 8% 9% 2% Noninterest-bearing Interest-bearing Savings Time < $250,000 Time > $250,000 Cost of Funds 3Q20 2Q21 3Q21 Noninterest-bearing demand - - - Interest-bearing demand 0.36% 0.27% 0.24% Savings 0.08% 0.08% 0.08% Time deposits 1.42% 0.88% 0.78% Borrowed funds 2.20% 3.11% 3.08% Total Cost of funds 0.50% 0.34% 0.31% • 98% of total deposits are considered core deposits (all deposits other than time deposits > $250,000) • $1.16 billion of time deposits and public fund deposits are scheduled to reprice over the next 2 quarters 15 Deposits as of September 30, 2021 ($13.1 Billion) Type Balance Rate Time Deposits $706M 0.70% Public Funds $455M 0.93% Total $1.16B 0.79%

Liquidity 16 Note: Dollars in millions $414 $633 $1,262 $1,605 $1,476 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Cash and Cash Equivalents $1,293 $1,343 $1,536 $2,164 $2,545 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Securities 93% 92% 88% 81% 76% $1 $1 $1 $1 $1 $1 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Average Loans to Average Deposits

Capital Position 17 Tier 1 $1,396 Tier 2 $317 Regulatory Capital as of September 30, 2021 • Repurchased $21.3 million of common stock during Q3 2021 • The Board approved a new $50 million stock repurchase program in October 2021 (the previous program having just expired); however, no current intent to repurchase stock • Consistent dividend payment history, including through the 2008 financial crisis • Redeemed $15 million in subordinated notes in October 2021 • $60 million 5.00% fixed-to-floating rate subordinated notes are currently callable, $30 million of which will be redeemed on 12/1/2021 Capital Highlights Subordinated Notes $197 ACL $120 Trust Preferred $108 Common Equity Tier 1 $1,288 1 Note: Dollars in millions

Strong Capital Position 18 * Tangible Common Equity is a non-GAAP financial measure. See slide 42 in the appendix for a description of the exclusions and a reconciliation of this non- GAAP financial measure to GAAP. Ratio 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Minimum to be Well Capitalized Tangible Common Equity* 8.19% 8.33% 8.23% 8.22% 8.15% N/A Leverage 9.17 9.37 9.49 9.30 9.18 5.00% Tier 1 Risk Based 11.79 11.91 12.00 12.07 11.94 8.00 Total Risk Based 14.89 15.07 15.09 15.11 14.66 10.00 Tier 1 Common Equity 10.80 10.93 11.05 11.14 11.02 6.50 Capital Ratios

Dividend History 19 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00

Asset Quality

1.88% 0.00% 1.00% 2.00% 3.00% 4.00% $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Classified Loans/Total Loans* Classified Loans % of Total Loans, excl. PPP ($ in thousands) 0.15% 0.00% 0.50% 1.00% 1.50% 2.00% $- $25,000 $50,000 $75,000 $100,000 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Loans 30-89 Days Past Due/ Total Loans* 30-89 DPD % of Total Loans, excl. PPP ($ in thousands) Asset Quality 21* The ratio of loans 30-89 days past due to total loans (excluding PPP loans) and the ratio of classified loans to total loans (excluding PPP loans) are non-GAAP financial measures. See slide 44 in the appendix for a reconciliation of these non-GAAP financial measures to GAAP.

0.38% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 NPAs/Total Assets* Nonperforming loans OREO % of Assets ($ in thousands) 0.04% 0.00% 0.20% 0.40% 0.60% 0.80% $- $5,000 $10,000 $15,000 $20,000 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Net Charge-offs/Average Loans* Net charge-offs % of Avg Loans ($ in thousands) Asset Quality 22* Nonperforming assets to total assets (excluding PPP loans) and net charge-offs to average loans (excluding PPP loans) are non-GAAP financial measures. See slide 45 in the appendix for a reconciliation of these non-GAAP financial measures to GAAP.

1.71% 1.60% 1.65% 1.70% 1.75% 1.80% 1.85% 1.90% $140,000 $150,000 $160,000 $170,000 $180,000 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Allowance/Total Loans* Allowance % of Total Loans, excl. PPP ($ in thousands) 300% 200% 250% 300% 350% 400% $140,000 $150,000 $160,000 $170,000 $180,000 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Allowance/Nonperforming Loans Allowance % of Total NPLs ($ in thousands) ACL Metrics 23* Allowance for credit losses to total loans (excluding PPP loans) is a non-GAAP financial measure. See slide 44 in the appendix for a reconciliation of this non-GAAP financial measure to GAAP.

ACL Summary ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans SBA Paycheck Protection Program - - - - Commercial, Financial, Agricultural 39,031$ 2.77 34,977$ 2.56 Lease Financing Receivables 1,624 2.14 1,570 1.98 Real Estate - 1-4 Family Mortgage 32,165 1.19 32,181 1.18 Real Estate - Commercial Mortgage 76,127 1.67 73,895 1.63 Real Estate - Construction 16,047 1.87 16,169 1.48 Installment loans to individuals 11,150 5.32 11,246 7.51 Allowance for Credit Losses on Loans 176,144 1.61 170,038 1.70 Allowance for Credit Losses on Deferred Interest 1,500 1,356 Reserve for Unfunded Commitments 20,535 20,335 Total Reserves 198,179$ 191,729$ 9/30/202112/31/2020 24* Allowance for credit losses to total loans (excluding PPP loans) is a non-GAAP financial measure. See slide 44 in the appendix for a reconciliation of this non-GAAP financial measure to GAAP. • Allowance for credit losses on loans to total loans (excluding PPP loans)* was 1.71% and 1.80% as of September 30, 2021 and December 31, 2020, respectively.

Loss Absorption Capacity 25 * Allowance to total loans (excluding PPP loans) is a non-GAAP financial measure. See slide 44 in the appendix for a reconciliation of this non-GAAP financial measure to GAAP ($ in thousands) Allowance for Credit Losses on Loans 170,038$ Reserve for Unfunded Commitments 20,335 Purchase Accounting Discounts 16,997 Total Loss Absorption Capacity 207,370$ 9/30/2021

Profitability

Net Income & Adjusted Pre-Provision Net Revenue* 27 $30.0 $31.5 $57.9 $40.9 $40.1 $63.2 $57.4 $62.3 $48.8 $50.2 1.68% 1.53% 1.66% 1.24% 1.23% 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Net Income P Adj. PPNR (non-GAAP)* Adj. PPNR /Avg. Assets (non-GAAP)* Note: Dollars in millions *Adjusted Pre-Provision Net Revenue and Adjusted Pre-Provision Net Revenue/Average Assets are non-GAAP financial measures. See slides 35 and 36 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

Diluted Earnings per Share Reported and Adjusted* 28 $.53 $.56 $1.02 $.72 $.71 $.53 $.68 $.85 $.73 $.71 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 EPS (GAAP) EPS Adjusted (non-GAAP)* * Diluted earnings per share (adjusted) is a non-GAAP financial measure. See slide 37 in the appendix for a description of exclusions and a reconciliation of this non-GAAP financial measure to GAAP.

Profitability Ratios 29 5.63% 5.88% 10.81% 7.40% 7.16% 10.81% 13.52% 16.68% 13.64% 13.13% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 ROE (GAAP) ROTCE (Adjusted) (non-GAAP)* * ROAA (Adjusted) and ROTCE (Adjusted) are non-GAAP financial measures. See slides 36 and 38 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP. 0.80% 0.84% 1.54% 1.04% 0.99% 0.79% 1.02% 1.29% 1.04% 0.99% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* Return on Average Equity (ROE)Return on Average Assets (ROAA)

Core Net Interest Income (FTE) & Core Net Interest Margin* 30 $107.9 $110.0 $111.3 $111.2 $105.0 3.29% 3.35% 3.37% 3.19% 2.93%3.23% 3.22% 3.12% 2.92% 2.76% 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Core NII (FTE)(Non-GAAP)* Non-Core NII NIM Core NIM (Non-GAAP)* Note: Dollars in millions *Core Net Interest Income (FTE) and Core Net Interest Margin are non-GAAP financial measures. See slide 39 in the appendix for a description of exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

Note: Dollars in thousands $70,928 $62,864 $81,037 $47,610 $50,755 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Service Charges Fees and Commissions Insurance Wealth Management Mortgage Banking Securities Gains Other Noninterest Income 31 Service Charges 18% Fees and Commissions 8% Insurance 6% Wealth Management 11% Securities Gains 1% Mortgage Banking 46% Other 10% Q3 2021 – Noninterest Income Contribution • Fee income categories such as mortgage banking, wealth management and insurance experienced increases quarter over quarter • The Company recognized $764 thousand in gains on securities sold during the third quarter of 2021

Mortgage Banking 32 Mortgage MixMortgage banking income Gain on sale margin* Note: Dollars in millions *Gain on sale margin excludes pipeline fair value adjustments included in “Gain on sales of loans, net” in the table above. ($ in thousands) 3Q20 2Q21 3Q21 Gain on sales of loans, net 45,985$ 17,581$ 20,116$ Fees, net 5,367 4,519 3,420 Mortgage servicing income, net (2,466) (1,247) (244) MSR valuation adjustment 828 - - Mortgage banking income, net 49,714$ 20,853$ 23,292$ 4.03% 4.21% 3.85% 2.73% 2.23% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 $1.7 $1.4 $1.7 $1.5 $1.4 $- $0 $0 $1 $1 $1 $1 $1 $2 $2 $2 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Locked Volume ($ in billions) 3Q20 2Q21 3Q21 Wholesale % 41 40 42 Retail % 59 60 58 Purchase % 55 67 59 Refinance % 45 33 41

65% 71% 60% 68% 67% 63% 64% 64% 67% 66% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)* Efficiency Ratio 33 *Adjusted Efficiency Ratio is a non-GAAP financial measure. See slide 41 in the appendix for a description of exclusions and a reconciliation of this non- GAAP financial measure to GAAP.

Appendix

Reconciliation of Non-GAAP Disclosures Adjusted Pre-Provision Net Revenue 35 $ in thousands 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Net income (GAAP) 29,992$ 31,521$ 57,908$ 40,867$ 40,063$ Income taxes 7,612 6,818 16,842 7,545 11,185 Provision for credit losses (including unfunded commitments) 25,800 11,000 - - (1,400) Pre-provision net revenue (non-GAAP) 63,404$ 49,339$ 74,750$ 48,412$ 49,848$ Debt prepayment penalties 28 3 - - - MSR valuation adjustment (828) (1,968) (13,561) - - Restructuring charges - 7,365 292 15 - Swap termination charges - 2,040 - - - COVID-19 related expenses(1) 570 613 785 370 323 Adjusted pre-provision net revenue (non-GAAP) 63,174$ 57,392$ 62,266$ 48,797$ 50,171$ (1) Primarily consists of employee overtime and employee benefit accruals directly related to the response to the COVID-19 pandemic and federal legislation enacted to address the pandemic, such as the CARES Act, and expenses associated with supplying branches with protective equipment and sanitation supplies (such as floor markings and cautionary signage for branches, face coverings and hand sanitizer) as well as more frequent and rigorous branch cleaning.

Reconciliation of Non-GAAP Disclosures Adjusted Pre-Provision Net Revenue/Average Assets 36 $ in thousands 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Net income (GAAP) 29,992$ 31,521$ 57,908$ 40,867$ 40,063$ Debt prepayment penalties 28 3 - - - MSR valuation adjustment (828) (1,968) (13,561) - - Restructuring charges - 7,365 292 15 - Swap termination charges - 2,040 - - - COVID-19 related expenses(1) 570 613 785 370 323 Tax effect of adjustments noted above(2) 50 (1,443) 2,820 (83) (71) Net income with exclusions (non-GAAP) 29,812$ 38,131$ 48,244$ 41,169$ 40,315$ Adjusted pre-provision net revenue (non-GAAP)(3) 63,174$ 57,392$ 62,266$ 48,796$ 50,171$ Total average assets 14,928,159$ 14,898,055$ 15,203,691$ 15,831,018$ 16,130,149$ Return on Average Assets (GAAP) 0.80% 0.84% 1.54% 1.04% 0.99% Return on Average Assets (Adjusted) (non-GAAP) 0.79% 1.02% 1.29% 1.04% 0.99% Adjusted pre-provision net revenue/Average assets (non-GAAP) 1.68% 1.53% 1.66% 1.24% 1.23% (1) See footnote 1 on slide 35 for an explanation of the types of expenses included in the COVID-19 related expenses line item. (2) Tax effect is calculated based on the respective periods’ effective tax rate. (3) See slide 35 for a reconciliation of Adjusted pre-provision net revenue.

Reconciliation of Non-GAAP Disclosures 37 Diluted Earnings Per Share $ in thousands 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Net income (GAAP) 29,992$ 31,521$ 57,908$ 40,867$ 40,063$ Debt prepayment penalties 28 3 - - - MSR valuation adjustment (828) (1,968) (13,561) - - Restructuring charges - 7,365 292 15 - Swap termination charges - 2,040 - - - COVID-19 related expenses(1) 570 613 785 370 323 Tax effect of adjustments noted above(2) 50 (1,443) 2,820 (83) (71) Net income with exclusions (non-GAAP) 29,812$ 38,131$ 48,244$ 41,169$ 40,315$ Diluted shares outstanding (average) 56,386,153 56,489,809 56,519,199 56,635,898 56,447,184 Diluted EPS (GAAP) 0.53$ 0.56$ 1.02$ 0.72$ 0.71$ Diluted EPS (adjusted) (non-GAAP) 0.53$ 0.68$ 0.85$ 0.73$ 0.71$ (1) See footnote 1 on slide 35 for an explanation of the types of expenses included in the COVID-19 related expenses line item. (2) Tax effect is calculated based on the respective periods’ effective tax rate.

Reconciliation of Non-GAAP Disclosures 38 Return on Average Tangible Common Equity (Adjusted) $ in thousands 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Net income (GAAP) 29,992$ 31,521$ 57,908$ 40,867$ 40,063$ Debt prepayment penalties 28 3 - - - MSR valuation adjustment (828) (1,968) (13,561) - - Restructuring charges - 7,365 292 15 - Swap termination charges - 2,040 - - - COVID-19 related expenses(1) 570 613 785 370 323 Tax effect of adjustments noted above(2) 50 (1,443) 2,820 (83) (71) Net income with exclusions (non-GAAP) 29,812$ 38,131$ 48,244$ 41,169$ 40,315$ Amortization of intangibles 1,733 1,659 1,598 1,539 1,481 Tax effect of adjustment noted above(2) (374) (297) (361) (333) (323) Tangible net income with exclusion (non-GAAP) 31,171$ 39,493$ 49,481$ 42,375$ 41,473$ Average shareholders' equity (GAAP) 2,119,500$ 2,132,375$ 2,172,425$ 2,213,743$ 2,219,431$ Intangibles 972,394 970,624 969,001 967,430 965,960 Average tangible shareholders' equity (non-GAAP) 1,147,106$ 1,161,751$ 1,203,424$ 1,246,313$ 1,253,471$ Return on Average Equity (GAAP) 5.63% 5.88% 10.81% 7.40% 7.16% Return on Average Tangible Common Equity (Adjusted) (non-GAAP) 10.81% 13.52% 16.68% 13.64% 13.13% (1) See footnote 1 on slide 35 for an explanation of the types of expenses included in the COVID-19 related expenses line item. (2) Tax effect is calculated based on the respective periods’ effective tax rate.

Reconciliation of Non-GAAP Disclosures Core Net Interest Income (FTE) and Core Net Interest Margin 39 $ in thousands 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Net interest income (FTE) (GAAP) 107,885$ 110,024$ 111,264$ 111,205$ 105,002$ Less: Net interest income collected on problem loans 282 128 2,180 1,339 337 Accretable yield recognized on purchased loans 4,949 4,130 3,088 2,638 2,871 Interest income on PPP loans 7,449 10,271 10,687 10,120 3,503 Core net interest income (FTE) (non-GAAP) 95,205$ 95,495$ 95,309$ 97,108$ 98,291$ Total average earning assets 13,034,422$ 13,059,967$ 13,358,677$ 13,989,264$ 14,256,421$ Less: Average PPP loans 1,305,229 1,252,990 985,561 628,462 126,870 Adjusted total average earning assets (non-GAAP) 11,729,193$ 11,806,977$ 12,373,116$ 13,360,802$ 14,129,551$ Net interest margin (GAAP) 3.29% 3.35% 3.37% 3.19% 2.93% Core net interest margin (non-GAAP) 3.23% 3.22% 3.12% 2.92% 2.76%

Reconciliation of Non-GAAP Disclosures Core Loan Yield 40 $ in thousands 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Loan interest income (FTE) (GAAP) 112,764$ 113,457$ 113,072$ 110,785$ 103,769$ Less: Net interest income collected on problem loans 282 128 2,180 1,339 316 Accretable yield recognized on purchased loans 4,949 4,130 3,088 2,638 2,871 Interest income on PPP loans 7,449 10,271 10,687 10,120 3,503 Adjusted loan interest income (FTE) (non-GAAP) 100,084$ 98,928$ 97,117$ 96,688$ 97,079$ Total average loans 11,041,684$ 11,019,505$ 10,802,991$ 10,478,121$ 10,017,742$ Less: Average PPP loans 1,305,229 1,252,990 985,561 628,462 126,870 Adjusted total average loans (non-GAAP) 9,736,455$ 9,766,515$ 9,817,430$ 9,849,659$ 9,890,872$ Loan yield (GAAP) 4.06% 4.10% 4.24% 4.24% 4.11% Core loan yield (non-GAAP) 4.09% 4.03% 4.01% 3.94% 3.89%

Reconciliation of Non-GAAP Disclosures Adjusted Efficiency Ratio 41 $ in thousands 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Net interest income (FTE) (GAAP) 107,885$ 110,024$ 111,264$ 111,205$ 105,002$ Total noninterest income (GAAP) 70,928 62,864 81,037 47,610 50,755 Securities gains - 15 1,357 - 764 MSR valuation adjustment 828 1,968 13,561 - - Adjusted total noninterest income (non-GAAP) 70,100$ 60,881$ 66,119$ 47,610$ 49,991$ Total income (FTE) (non-GAAP) 177,985$ 170,905$ 177,383$ 158,815$ 154,993$ Total noninterest expense (GAAP) 116,510$ 122,152$ 115,935$ 108,777$ 103,999$ Amortization of intangibles 1,733 1,659 1,598 1,539 1,481 Debt prepayment penalty 28 3 - - - Restructuring charges - 7,365 292 15 - Swap termination charges - 2,040 - - - Provision for unfunded commitments 2,700 500 - - (200) COVID-19 related expenses (1) 570 613 785 370 323 Adjusted total noninterest expense (non-GAAP) 111,479$ 109,972$ 113,260$ 106,853$ 102,395$ Efficiency Ratio (GAAP) 65.16% 70.65% 60.29% 68.49% 66.77% Adjusted Efficiency Ratio (non-GAAP) 62.63% 64.35% 63.85% 67.28% 66.06% (1) See footnote 1 on slide 35 for an explanation of the types of expenses included in the COVID-19 related expenses line item.

Reconciliation of Non-GAAP Disclosures Tangible Common Equity 42 $ in thousands 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Actual shareholders' equity (GAAP) 2,104,300$ 2,132,733$ 2,173,701$ 2,203,807$ 2,203,944$ Intangibles 971,481 969,823 968,225 966,686 965,205 Actual tangible shareholders' equity (non-GAAP) 1,132,819$ 1,162,910$ 1,205,476$ 1,237,121$ 1,238,739$ Actual total assets (GAAP) 14,808,933$ 14,929,666$ 15,622,571$ 16,022,386$ 16,155,550$ Intangibles 971,481 969,823 968,225 966,686 965,205 Actual tangible assets (non-GAAP) 13,837,452$ 13,959,843$ 14,654,346$ 15,055,700$ 15,190,345$ PPP Loans 1,307,972 1,128,703 860,864 246,931 67,802 Actual tangible assets exc. PPP loans (non-GAAP) 12,529,480$ 12,831,140$ 13,793,482$ 14,808,769$ 15,122,543$ Tangible Common Equity Ratio Shareholders' equity to (actual) assets (GAAP) 14.21% 14.29% 13.91% 13.75% 13.64% Effect of adjustment for intangible assets 6.02% 5.96% 5.68% 5.53% 5.49% Tangible common equity ratio (non-GAAP) 8.19% 8.33% 8.23% 8.22% 8.15% Effect of adjustment for PPP -0.85% -0.73% -0.51% -0.13% -0.04% Tangible common equity ratio exc. PPP loans (non-GAAP) 9.04% 9.06% 8.74% 8.35% 8.19%

Reconciliation of Non-GAAP Disclosures Tangible Book Value 43 $ in thousands (except share data) 2013 2014 2015 2016 Actual shareholders' equity (GAAP) 665,652$ 711,651$ 1,036,818$ 1,232,883$ Intangibles 304,330 297,330 474,682 494,608 Actual tangible shareholders' equity (non-GAAP) 361,322$ 414,321$ 562,136$ 738,275$ Tangible Book Value Shares Outstanding 31,387,668 31,545,145 40,293,291 44,332,273 Book Value (GAAP) 21.21$ 22.56$ 25.73$ 27.81$ Tangible Book Value (non-GAAP) 11.51$ 13.13$ 13.95$ 16.65$ $ in thousands (except share data) 2017 2018 2019 2020 3Q 2021 Actual shareholders' equity (GAAP) 1,514,983$ 2,043,913$ 2,125,689$ 2,132,733$ 2,203,944$ Intangibles 635,556 977,793 976,943 969,823 965,205 Actual tangible shareholders' equity (non-GAAP) 879,427$ 1,066,120$ 1,148,746$ 1,162,910$ 1,238,739$ Tangible Book Value Shares Outstanding 49,321,231 58,546,480 56,855,002 56,200,487 55,747,407 Book Value (GAAP) 30.72$ 34.91$ 37.39$ 37.95$ 39.53$ Tangible Book Value (non-GAAP) 17.83$ 18.21$ 20.20$ 20.69$ 22.22$

Reconciliation of Non-GAAP Disclosures Asset Quality Ratios excluding PPP loans 44 $ in thousands Q3 2020 Q4 2020 1Q 2021 2Q 2021 3Q 2021 Total loans (GAAP) 11,084,738$ 10,933,647$ 10,688,408$ 10,149,242$ 10,016,824$ Less: PPP loans 1,307,972 1,128,703 860,864 246,931 67,462 Adjusted total loans (non-GAAP) 9,776,766$ 9,804,944$ 9,827,544$ 9,902,311$ 9,949,362$ Loans 30-89 Days Past Due 16,644 26,286 21,801 15,077 14,806 Loans 30-89 Days Past Due / Total Loans 0.15% 0.24% 0.20% 0.15% 0.15% Loans 30-89 Days Past Due / Total Loans excluding PPP loans (non-GAAP) 0.17% 0.27% 0.22% 0.15% 0.15% Classified Loans 219,583 236,062 229,244 206,724 187,223 Classified Loans / Total Loans 1.98% 2.16% 2.14% 2.04% 1.87% Classified Loans / Total Loans excluding PPP loans (non-GAAP) 2.25% 2.41% 2.33% 2.09% 1.88% Nonperforming Loans 45,796 55,470 56,105 56,536 56,740 Nonperforming Loans / Total Loans 0.41% 0.51% 0.52% 0.56% 0.57% Nonperforming Loans / Total Loans excluding PPP loans (non-GAAP) 0.47% 0.57% 0.57% 0.57% 0.57% Allowance for Credit Losses on Loans 168,098 176,144 173,106 172,354 170,038 ACL / Total Loans 1.52% 1.61% 1.62% 1.70% 1.70% ACL / Total Loans excluding PPP loans (non-GAAP) 1.72% 1.80% 1.76% 1.74% 1.71%

Reconciliation of Non-GAAP Disclosures Asset Quality Ratios excluding PPP loans, continued 45 $ in thousands Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Total average loans (GAAP) 11,041,684$ 11,019,505$ 10,802,991$ 10,478,121$ 10,017,742$ Less: Average PPP loans 1,305,229 1,252,990 985,561 628,462 126,870 Adjusted total average loans (non-GAAP) 9,736,455$ 9,766,515$ 9,817,430$ 9,849,659$ 9,890,872$ Total assets (GAAP) 14,808,933$ 14,929,612$ 15,622,571$ 16,022,386$ 16,155,550$ Less: PPP loans 1,307,972 1,128,703 860,864 246,931 67,462 Adjusted total assets (non-GAAP) 13,500,961$ 13,800,909$ 14,761,707$ 15,775,455$ 16,088,088$ Nonperforming Assets 53,948 61,442 62,076 61,475 61,445 Nonperforming Assets / Total Assets 0.36% 0.41% 0.40% 0.38% 0.38% Nonperforming Assets / Total Assets excluding PPP loans (non-GAAP) 0.40% 0.45% 0.42% 0.39% 0.38% Net charge-offs 389 954 3,038 752 1,116 Annualized Net charge-offs / Average Loans 0.01% 0.03% 0.11% 0.03% 0.04% Annualized Net charge-offs / Average Loans excluding PPP loans (non-GAAP) 0.02% 0.04% 0.13% 0.03% 0.04%

Investor Inquiries 46 C. Mitchell Waycaster President and Chief Executive Officer Kevin D. Chapman Senior Executive Vice President, Chief Operating Officer James C. Mabry IV Senior Executive Vice President, Chief Financial Officer